UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.
(Exact name of registrant as specified in charter)
4 Embarcadero Center, 30th Floor, San Francisco, CA 94111
(Address of principal executive offices) (Zip code)
Lawrence G Altadonna — 1345 Avenue of the Americas, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: June 30, 2009
Date of reporting period: December 31, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

Item 1. Report to Shareholders

Semi-Annual Report
December 31, 2008

The Korea Fund, Inc. Portfolio Manager’s Report
December 31, 2008 (unaudited)

The Korean stock market experienced significant volatility in the second half of 2008. It opened the second half of trading season at 1674.9, falling to 938.8 in October amid the global financial turmoil and the consequent capital out flow from Korea. However, KOSPI rebounded towards the end of the year, closing at 1124.5. During the period, KOSPI fell 32.9% in KRW terms and 44.2% in US$ terms. The KRW also experienced extreme volatility during the period. In November, the KRW depreciated to a 10-year low of 1500 due to foreign capital exodus driven by heightened sovereign default concern. However, the KRW stabilized around the 1300 level towards the end of year together with KOSPI. The KRW depreciated 20.4% against the US$ in the second half of 2008.

During the period, the Korean market outperformed regional markets despite foreign capital exodus. Domestic institutional money, especially national pension, continued to support the KOSPI towards the end of the second half of 2008. Only the Indian, Malaysian, and Philippine markets outperformed the Korean market as they rebounded from the sharp fall experienced in the first half of 2008.

The reason for resilient performance for the Korean market can be found in Korea’s aggressive policy responses. The Bank of Korea (“BOK”) reduced its policy rate multiple times to 3% in December 2008 from 5.25% in September 2008. In addition to rate cuts, the BOK extended eligible securities and counterparties for open market operations, in an effort to improve liquidity conditions in the financial system. On the fiscal front, the government announced a KRW33trn, representing approximately 3% of GDP. The government also announced the plan to establish the Bank Recapitalization Funds (KRW20trn). On the external financing side, the BOK established currency swap agreements with the US (US$30bn), China and Japan (US$30bn equivalent each), which helped limit Korean sovereign risks and stabilize the Korean currency.

In terms of funds flow perspective, foreigners continued to sell the market, net selling KRW16tr during the second half of 2008. Foreign ownership dropped from 31% at the beginning of the period to 29% by the close of the year. However, retail investors proved resilient on balance with no signs of material redemptions. The national pension fund also continued to support the performance of KOSPI during the later part of 2008.

Fund’s Performance

During the second half of 2008 from July 1, 2008 to December 31, 2008, the decline of The Korea Fund, Inc. on NAV basis was 40.5% (net of fees). The share price performance was down 41.6% during the reporting period, closing at US$ 34.42 per share, representing a discount of 8.2% to NAV.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
December 31, 2008 (unaudited) (continued)

Performance Attribution Review

During the second half of 2008, the Fund’s overweight in telecommunication services worked well, contributing nearly half of the Fund’s outperformance. In addition, the Fund’s overweight in consumer staples and underweight in financials made positive contributions to performance. Binggrae, the consumer staple name initiated in October, was the best absolute performance contributor during the period. NCsoft and CJ internet, internet gaming companies, were also some of the strongest names.

The underweight in utilities hurt the Fund’s performance most in the second half of 2008. The underweight in materials, energy, and consumer discretionary and overweight in industrials hurt the Fund’s performance as well. While maintaining an overweight position in industrial names, the Fund exited the shipbuilding industry as falling ship prices and new orders are expected to have prolonged negative impact to the industry.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in Korean securities. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

2 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08

The Korea Fund, Inc. Performance & Statistics
December 31, 2008 (unaudited)

Total Return(1)	Six Months	1 Year	5 Years	10 Years

Market Price	(41.63)%	(52.95)%	7.74%	13.58%
Net Asset Value (“NAV”)	(40.52)%	(53.42)%	5.20%	13.09%
KOSPI(2)	(44.24)%	(55.95)%	5.58%	6.68%
MSCI Korea (Total Return)(3)	(44.30)%	(55.29)%	4.93%	10.32%
MSCI Korea (Price Return)(3)	(44.34)%	(55.87)%	3.37%	8.77%

Premium (Discount) to NAV:
December 31, 1998 to December 31, 2008

Industry Breakdown as a % of net assets:

Market Price/NAV:
Market Price	$34.42

NAV	$37.48

Discount to NAV	(8.16)%

Ten Largest Holdings as a % of net assets:
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	10.4%

KT&G Corp.
Producer of tobacco products	4.9%

KT Corp.
Telephone and internet service provider	4.4%

Samsung Fire & Marine Insurance Co., Ltd.
Provider of non-life insurance policies	4.2%

LG Electronics, Inc.
Manufacturer of electronic equipment	4.2%

POSCO
Manufacturer of steel	4.1%

SK Telecom Co., Ltd.
Provider of mobile telecommunications services	4.0%

Yuhan Corp.
Manufacturer of pharmaceuticals and veterinary drugs	3.9%

Hyundai Engineering & Construction Co., Ltd.
General construction company	3.9%

LG Corp.
Holding company	3.9%

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions in connection with the purchases or sales of Fund shares. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

(2)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value per share is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 3

The Korea Fund, Inc. Schedule of Investments
December 31, 2008 (unaudited)

Shares		Value
COMMON STOCK–110.2%
	Auto Components–1.2%
272,970	Hankook Tire Co., Ltd. (b)	$3,371,062

	Chemicals–2.3%
27,873	KCC Corp.	6,510,148

	Commercial Banks–5.3%
1,397,260	Korea Exchange Bank	7,194,798
329,876	Shinhan Financial Group Co., Ltd.	7,849,179

		15,043,977

	Commercial Services & Supplies–3.3%
213,803	S1 Corp.	9,241,533

	Communications–4.9%
462,110	KT Corp.	13,783,778

	Construction & Engineering–10.9%
267,460	Heerim Architects & Planners (b)	1,714,317
292,058	Hyundai Development Co.	7,732,546
262,782	Hyundai Engineering & Construction Co., Ltd.	12,201,993
457,950	Korea Plant Service & Engineering Co., Ltd.	9,252,740

		30,901,596

	Consumer Finance–2.8%
269,899	Samsung Card Co., Ltd.	8,028,584

	Diversified Consumer Services–4.3%
347,769	LG Corp.	12,077,479

	Electronic Equipment & Instruments–5.9%
213,842	LG Electronics, Inc.	12,985,106
134,591	SFA Engineering Corp.	3,613,491

		16,598,597

	Food & Staples Retailing–8.0%
168,460	Binggrae Co., Ltd.	5,848,032
15,928	CJ CheilJedang Corp. (b)	2,310,223
38,546	CJ Home Shopping	1,224,785
30,365	Nong Shim Co., Ltd.	5,926,963
18,615	Shinsegae Co., Ltd.	7,232,140

		22,542,143

	Insurance–4.7%
87,124	Samsung Fire & Marine Insurance Co., Ltd.	13,239,336

	Internet Software & Services–11.0%
406,616	CJ Internet Corp.	3,998,866
32,875	Daum Communications Corp. (b)	853,458
580,883	LG Dacom Corp. (b)	9,321,445
146,030	NCSoft Corp.	6,212,982
101,571	NHN Corp. (b)	10,737,501

		31,124,252

	Media–2.5%
46,304	Cheil Worldwide, Inc. (b)	7,228,865

4 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08

The Korea Fund, Inc. Schedule of Investments
December 31, 2008 (unaudited) (continued)

Shares		Value
	Metals & Mining–6.6%
274,445	Dongkuk Steel Mill Co., Ltd.	$6,054,522
41,882	POSCO	12,718,368

		18,772,890

	Pharmaceuticals–4.3%
69,639	Yuhan Corp.	12,226,724

	Road & Rail–0.0%
846	Korea Express Co., Ltd. (b)	60,201

	Semi-conductors–11.4%
88,669	Samsung Electronics Co., Ltd.	32,327,841

	Tobacco–5.4%
243,856	KT&G Corp.	15,424,760

	Wholesale–7.6%
578,880	Daewoo International Corp. (b)	10,752,811
333,320	Samsung C & T Corp. (b)	10,772,251

		21,525,062

	Wireless Telecommunications Services–7.8%
1,207,590	LG Telecom Ltd.	9,611,260
75,329	SK Telecom Co., Ltd. (b)	12,520,949

		22,132,209

	Total Investments (cost–$304,644,353) (a)–110.2%	312,161,037
	Liabilities in excess of other assets–(10.2)%	(28,969,399)

	Net Assets–100.0%	$283,191,638

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $312,161,037, representing 110.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.
(b)	Non-income producing.

See accompanying Notes to Financial Statements ï 12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 5

The Korea Fund, Inc. Statement of Assets and Liabilities
December 31, 2008 (unaudited)

Assets:
Investments, at value (cost–$304,644,353)	$312,161,037

Cash (including foreign currency with a cost and value of $9,873,068 and $10,883,852, respectively)	12,966,756

Fund shares to be issued (See Note 8)	176,156,198

Dividends receivable	5,688,068

Securities lending interest receivable (net)	28,263

Prepaid expenses	46,801

Total Assets	507,047,123

Liabilities:
Dividends payable to stockholders	220,195,248

Payable for investments purchased	2,065,531

Contingent liability for securities lending (See Note 1(h))	1,123,767

Investment management fees payable	180,195

Accrued expenses	290,744

Total Liabilities	223,855,485

Net Assets	$283,191,638

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 7,556,330 shares)	$75,563

Paid-in-capital in excess of par	344,273,028

Dividends in excess of net investment income	(1,907,156)

Accumulated net realized loss on investments	(66,828,576)

Net unrealized appreciation of investments, foreign currency transactions and contingent liability for securities lending	7,578,779

Net Assets	$283,191,638

Net Asset Value Per Share	$37.48

6 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations
Six months ended December 31, 2008 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,079,794)	$5,464,411

Securities lending income	505,228

Interest	126,122

Total Investment Income	6,095,761

Expenses:
Investment management fees	1,481,660

Legal fees	578,774

Custodian fees	273,094

Directors’ fees and expenses	189,570

Insurance expense	95,682

Stockholder communications	92,749

Audit and tax services	75,784

Accounting agent fees	27,875

New York Stock Exchange listing fees	25,195

Transfer agent fees	8,946

Miscellaneous	25,360

Total expenses	2,874,689

Net Investment Income	3,221,072

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(61,910,404)

Foreign currency transactions	(7,672,730)

Net change in unrealized appreciation/depreciation of:
Investments	(160,371,985)

Foreign currency transactions	1,181,672

Contingent liability for securities lending	(1,123,767)

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent liability for securities lending	(229,897,214)

Net Decrease in Net Assets Resulting from Investment Operations	$(226,676,142)

See accompanying Notes to Financial Statements ï 12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 7

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months
	ended
	December 31, 2008	Year ended
	(unaudited)	June 30, 2008
Investment Operations:
Net investment income	$3,221,072	$2,802,252

Net realized gain (loss) on investments, redemption-in-kind and foreign currency transactions	(69,583,134)	310,603,852

Net change in unrealized appreciation/depreciation of investments, contingent liability for securities lending and foreign currency transactions	(160,314,080)	(377,275,494)

Net decrease in net assets resulting from investment operations	(226,676,142)	(63,869,390)

Dividends and Distributions to Stockholders from:
Net investment income	—	(4,920,003)

Net realized gains	(220,195,248)	(424,125,081)

Total dividends and distributions to stockholders	(220,195,248)	(429,045,084)

Capital Stock Transactions:
Fund shares to be issued (See Note 8)	176,156,198	—

Reinvestment of dividends and distributions	—	122,407,521

Cost of shares tendered	—	(108,802,362)

Net increase from capital stock transactions	176,156,198	13,605,159

Total decrease in net assets	(270,715,192)	(479,309,315)

Net Assets:
Beginning of period	553,906,830	1,033,216,145

End of period (including dividends in excess of net investment income of $(1,907,156) and $(5,128,228), respectively)	$283,191,638	$553,906,830

Shares Activity: (1)
Shares at beginning of period	2,438,486	2,427,062

Shares issued in reinvestment of dividends and distributions	—	441,745

Fund shares to be issued (See Note 8)	5,117,844	(430,321)

Shares at end of period	7,556,330	2,438,486

(1)	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7).

8 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes To Financial Statements
December 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies
The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at December 31, 2008. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years or interim periods beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no impact to the Fund’s financial statements at December 31, 2008.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value, are fair-valued, in good faith, by the Board of Directors or persons at the Board’s direction pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. With respect to Korean equity securities, the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 9

The Korea Fund, Inc. Notes To Financial Statements
December 31, 2008 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement
Effective July 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value technique: estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at December 31, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$—
Level 2—Other Significant Observable Inputs	312,161,037
Level 3—Significant Unobservable Inputs	—

Total	$312,161,037

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income is recorded on an accrual basis net of foreign withholding taxes. Realized gains and losses on investments are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

In connection with the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on April 22, 2008, the Fund was subject to a securities transaction tax of $491,733. This tax and related fees of $50,000 were charged to net realized gain on investments (see Notes 1(e) and 6).

(e) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign

10 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08

The Korea Fund, Inc. Notes To Financial Statements
December 31, 2008 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer program (See Note 6), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of December 31, 2008, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the “FSC”) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank or 15% of the outstanding voting shares of a regional bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2008.

(f) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(g) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

At December 31, 2008, the exchange rate for Korean won was WON 1,259.55 to U.S. $1.

(h) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 11

The Korea Fund, Inc. Notes To Financial Statements
December 31, 2008 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves (“CR”) at September 12, 2008, the Fund may be subject to losses on investments in certain Lehman Brothers securities held in CR.

(i) Concentration of Risk
Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

2. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has an Investment Management Agreement (the “Management Agreement”) with RCM Capital Management LLC (the “Investment Manager”). Subject to the supervision of the Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2008, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, RCM Asia Pacific Limited (the “Sub-Adviser”) and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. The Investment Manager and not the Fund, pays a portion of the fee it receives to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

3. Investments in Securities
During the six months ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $149,273,595 and $135,618,362, respectively.

4. Income Tax Information
The cost basis of portfolio securities of $304,644,353 is substantially the same for both federal income tax and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $97,851,991; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $90,335,307; net unrealized appreciation for federal income tax purposes is $7,516,684.

5. Share Repurchases
The Board has authorized the Fund to affect periodic repurchases of it shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. Subject to periodic review by the Board of Directors, repurchases may be made at such time and in such amounts as the Fund’s Investment Manager believes will further the achievements of the Fund’s objectives. The Board revised the share repurchase program at the Fund’s October 24, 2007 Board meeting. Under the new share repurchase program the Fund’s Investment Manager and Sub-Adviser monitor the Fund’s discount weekly and if the Fund’s daily average discount during the preceding 20 business days exceeds a certain threshold as determined by the Board from time to time, a meeting of the Buyback Committee is convened. The Buyback

12 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08

The Korea Fund, Inc. Notes To Financial Statements
December 31, 2008 (unaudited) (continued)

5. Share Repurchases (continued)

Committee is comprised of three Directors, the Fund’s President, Treasurer, Assistant Treasurer, and Secretary and the Director of Close-End Funds of the Sub-Administrator. The Buyback Committee, once convened, is responsible for deciding whether to implement a share repurchase. The Fund did not repurchase shares during the six months ended December 31, 2008 and the year ended June 30, 2008.

6. Tender Offers
On March 20, 2008, the Fund commenced a tender offer of up to 4,303,210 of its shares of common stock, representing approximately 15% of its outstanding shares, in exchange for Korean portfolio securities of the Fund (and cash in lieu of fractional shares) at a price per share equal to 98% of the net asset value per share on April 22, 2008, the day after expiration of the offer. Stockholders exchanging their shares in the offer received a pro-rata share of the Fund’s equity holdings (and cash in lieu of fractional shares). Shares tendered were 4,303,210 with a value of $108,802,362. Shares tendered have been restated to 430,321 to reflect the 1-for-10 reverse stock split (See Note 7).

7. Reverse Stock Split
On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund shareholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. Prior year share information in the Statement of Changes in Net Assets and all prior year per share information in the Financial Highlights have been restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares to be Issued
On December 22, 2008, the Fund declared a capital gain distribution of $90.30. The distribution was to be made in newly issued fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash to be distributed was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). At December 31, 2008, based on the Fund’s market price of $34.42 and estimated 20% cash distribution, 5,117,844 shares were projected to be issued in connection with the capital gain distribution. On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 on the Pricing Date.

9. Legal Proceedings
In June and September 2004, the Sub-Administrator and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment manager and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Sub-Administrator or its affiliates or related injunctions.

The foregoing speaks only as of the date hereof.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 13

The Korea Fund, Inc. Financial Highlights
For a share of stock throughout each period:

	Six months
	ended
	December 31,		Year ended June 30,
	2008*
	(unaudited)		2008*	2007*	2006*	2005*	2004*
Net asset value, beginning of period	$227.15		$425.71	$388.65	$291.01	$215.46	$176.21

Investment Operations:
Net investment income (1)	1.28		1.08	3.84	3.26	4.02	1.95

Net realized and change in unrealized gain/loss on investments, contingent liability for securities lending, redemptions-in-kind, investments in Affiliates, and foreign currency transactions	(100.54)		(21.84)	103.62	98.88	78.03	39.00

Total from investment operations	(99.26)		(20.76)	107.46	102.14	82.05	40.95

Dividends and Distributions to Stockholders from:
Net investment income	—		(1.72)	(4.53)	(5.00)	(4.50)	(3.00)

Net realized gains	(90.30)		(172.38)	(66.67)	(3.50)	(2.00)	—

Total dividends and distributions to stockholders	(90.30)		(174.10)	(71.20)	(8.50)	(6.50)	(3.00)

Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchases, shares tendered, shares to be issued and reinvestment of distributions for shares at value	(0.11)		(3.70)	0.80	4.00	—	1.30

Net asset value, end of period	$37.48		$227.15	$425.71	$388.65	$291.01	$215.46

Market price, end of period	$34.42		$213.70	$395.90	$363.30	$273.50	$188.50

Total Investment Return: (2)
Net asset value	(40.52)%		(14.69)%	31.08%	36.50%	38.43%	24.07%

Market price	(41.63)%		(9.61)%	32.39%	35.72%	49.06%	27.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$283,192		$553,907	$1,033,216	$1,048,087	$1,300,842	$963,133

Ratio of expenses to average net assets	1.44	%(3)	1.06%	0.96%	0.89%	1.13%	1.27%

Ratio of net investment income to average net assets	1.61	%(3)	0.31%	0.99%	0.90%	1.58%	0.94%

Portfolio turnover	35%		38%	50%	9%	10%	20%

*	Adjusted for the 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements).
(1)	Calculated on average shares.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions in connection with the purchases or sales of Fund shares. Total investment return for a period of less than one year is not annualized.
(3)	Annualized.

14 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc.	Stockholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 29, 2008 which was adjourned to November 5, 2008 and reconvened on November 19, 2008. The following matters as presented below were voted upon by the Fund’s stockholders.

Proposal One:

		Withheld
	Affirmative	Authority

Election of Kesop Yun — Class II Director to serve until 2011	18,237,639	640,493

Messrs. Ronaldo A. da Frota Nogueira, Julian Reid, Christopher Russell and Richard A. Silver continue to serve as Directors of the Fund.

Proposal Two:

To approve (a) the issuance of Fund shares at a price below net asset value in connection with a distribution of long-term and short-term capital gains payable in Fund shares (valued at the lower of market price or net asset value, but in no event at less than 95% of market price) or, at the election of the stockholder, in cash, (b) the issuance of Fund shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, and (c) the issuance of Fund shares to a substantial security holder of the Fund.

Proposal two which required the affirmative vote of the majority of outstanding shares (24,384,856 as of record date, September 4, 2008) of the Fund, did not have sufficient votes to be approved.

			Broker
Affirmative	Against	Abstain	Non-votes

10,978,199	1,872,486	135,287	5,892,160

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commissions website at www.sec.gov.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 15

The Korea Fund, Inc.	Matters Relating to the Directors’ Consideration of the Investment Management & Sub-Advisor Agreements (unaudited)

The Board of Directors approved the renewal of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser in July 2008 and October 2008. The Board considered and approved the Agreements in July 2008 for a one-year period ending September 30, 2009, as the Agreements would have otherwise terminated on September 30, 2008. The Board considered and approved the Agreements in October 2008 for a one-year period ending October 31, 2009 to harmonize the timing of the Board’s annual contract review process with the Fund’s annual stockholder meeting. The Board’s considerations in approving the Agreements in July 2008 and October 2008 are identical, except as noted below.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager, the Sub-Adviser and the Board’s independent investment consultant (the “Consultant”) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with comparable investment classifications/objectives, (ii) information provided by the Consultant on the investment performance of a 16-member peer group comprised of U.S. and non-U.S. Korean funds; (iii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iv) information regarding the investment performance and management fees of comparable portfolios of other clients of the Investment Manager and Sub-Adviser, including open-end funds and other clients, (v) the profitability to the Investment Manager of its relationship with the Fund, (vi) descriptions of various functions performed by the Investment Manager and Sub-Adviser, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) descriptions of various administrative functions performed for the Fund by the Sub-Administrator, an affiliate of the Investment Manager and Sub-Adviser, pursuant to an agreement between the Investment Manager and the Sub-Administrator, and (viii) information regarding the overall organization of the Investment Manager, Sub-Adviser and Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

Nature, Quality and Extent of Services.  The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, the Investment Manager and Sub-Adviser provide portfolio management services to the Fund and that the Investment Manager provides administrative services to the Fund. The Board observed that the Investment Manager delegates primary portfolio manager responsibilities to the Sub-Adviser and primary responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager, Sub-Adviser and Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager, Sub-Adviser and Sub-Administrator. The Board noted in particular the recent addition of investment personnel at the Sub-Adviser. The Board reviewed the Fund’s performance over short-term and longer-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper and the Consultant. In the course of these deliberations, the Board took into account information provided the Investment Manager and Sub-Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. As the Investment Manager assumed management of the Fund effective April 1, 2007, the Board focused on the Fund’s performance over the most recent one-year period ended May 31, 2008 (for the July 2008 meeting) and the most recent one-year period ended September 30, 2008 (for the October 2008 meeting). Based on the information provided, the Board noted that, for the one-month, three-month and one-year periods ended May 31, 2008, the Fund’s performance ranked 2nd quartile, 2nd quartile and 4th quartile, respectively, in its Lipper peer group and that, for the one-month, three-month and one-year periods ended September 30, 2008, the Fund’s performance ranked 2nd quartile, 3rd quartile and 3rd quartile, respectively, in its Lipper peer group. The Board observed that there were limitations to the usefulness of the comparative data provided by Lipper, noting that the Lipper peer group consists of Pacific funds (excluding Japan). Consequently, the Board also reviewed the Fund’s performance against a 16-member peer group of Korea funds assembled by the Consultant and observed that, for each of the one-year periods ended June 30, 2008 and September 30, 2008, the Fund ranked 6th in this peer group assembled by the Consultant. In connection with this review, the Board noted that the peer group assembled by the Consultant contains funds registered under the Investment Company Act of 1940 and entities that are not so registered and that certain of the entities of this peer group are subject to different regulatory regimes than the Fund and may calculate their performance using different methods, all of which may affect the performance of such entities reported to the Board. Finally, the Board noted that the Fund’s total return performance (based on net assets) outperformed its KOSPI benchmark for each of the one-year periods ended June 30, 2008 and September 30, 2008 and underperformed the MSCI Korea Index (Total Return and Price Return) over the same periods.

16 The Korea Fund, Inc. Semi-Annual Report ï 12.31.08

The Korea Fund, Inc.	Matters Relating to the Directors’ Consideration of the Investment Management & Sub-Advisor Agreements (unaudited) (continued)

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by Investment Manager, Sub-Adviser and Sub-Administrator continues to be satisfactory.

Fees and Expenses.  The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, at its July meeting the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of its Lipper peer group (based on the management fees paid by the Fund for the Fund’s fiscal year ended June 30, 2007). At its October meeting, the Board noted that the contractual fee rates paid by the Fund were expected to be lower than the median (1st quartile) of its Lipper peer group (based on the management fees paid by the Fund for the Fund’s fiscal year ended June 30, 2008). The Board also considered the management fees charged by the Investment Manager and Sub-Adviser to other clients, including open-end funds with investment strategies comparable to that of the Fund, and noted that the management fees paid by the Fund and paid by the Investment Manager to the Sub-Adviser were generally lower than the fees paid by such clients of the Investment Manager and Sub-Adviser, as the case may be. With respect to the sub-advisory fee and sub-administration fee paid to the Sub-Adviser and Sub-Administrator, respectively, the Board noted that the fees are paid by the Investment Manager out of its fee and not directly by the Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers.

At its July meeting, the Board noted that the Fund’s total operating expenses were lower than the median (1st quartile) for its Lipper peer group (based on the operating expenses of the Fund for the Fund’s fiscal year ended June 30, 2007). At its October meeting, the Board noted that the Fund’s total operating expenses were expected to be lower than the median (1st quartile) of its Lipper peer group (based on the operating expenses of the Fund for the Fund’s fiscal year ended June 30, 2008).

The Board observed that the Investment Manager and Sub-Adviser assumed responsibility for the Fund’s portfolio on April 1, 2007 and that the fees and expenses information for fiscal year ended June 30, 2007 included a substantial portion of time during which the Investment Manager and Sub-Adviser were not the Fund’s investment manager and sub-adviser. The Board also noted that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from the Fund’s growth. The Board decided to reconsider the management fee breakpoint levels in the future should the Fund’s assets grow substantially.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager, Sub-Adviser and Sub-Administrator.

Profitability.  The Board reviewed detailed information regarding revenues received by the Investment Manager under the Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Adviser and Sub-Administrator are affiliates of the Investment Manager and are paid by the Investment Manager and, therefore, did not consider their profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by Investment Manager in connection with the management of the Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to the Fund. The Board also considered benefits to the Sub-Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, along with the incidental public relations benefits to the Investment Manager, Sub-Adviser and Sub-Administrator related to the Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance.  The Board considered the significant attention and resources dedicated by the Investment Manager, Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and Sub-Adviser’s chief compliance officers; and (ii) the substantial commitment of resources by the Investment Manager, Sub-Adviser and Sub-Administrator to compliance matters.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

12.31.08 ï The Korea Fund, Inc. Semi-Annual Report 17

Directors and Officers

Julian Reid Director, Chairman of the Board of Directors	Robert Goldstein President & Chief Executive Officer
Ronaldo A. da Frota Nogueira Director	Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer
Christopher Russell Director	Thomas J. Fuccillo Secretary & Chief Legal Officer
Richard A. Silver Director	Lawrence G. Altadonna Assistant Treasurer
Kesop Yun Director	Richard J. Cochran Assistant Treasurer
Youse E. Guia Chief Compliance Officer
Lagan Srivastava Assistant Secretary
Investment Manager/Administrator
RCM Capital Management LLC
4 Embarcadero Center, 28th Floor
San Francisco, CA 94111

Sub-Adviser
RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

On November 10, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS
Not required in this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not required in this filing.
ITEM 4.
Not required in this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
Not required in this filing.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not required in this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not required in this filing.
ITEM 9.
Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Korea Fund, Inc.
By /s/ Robert Goldstein
President and Chief Executive Officer
Date: March 9, 2009
By /s/ Brian S. Shlissel
Treasurer, Principal Financial &
Accounting Officer
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By /s/ Robert Goldstein
President and Chief Executive Officer
Date: March 9, 2009
By /s/ Brian S. Shlissel
Treasurer, Principal Financial &
Accounting Officer
Date: March 9, 2009